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                                                                    Exhibit 23.1




                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-87421) of Cephalon, Inc., of our report dated June 14, 2002 relating to the financial statements of Cephalon, Inc. 401(k) Profit Sharing Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP


Philadelphia, PA
June 26, 2002